MIDAS MAGIC

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

Supplement No. 2 to the Prospectus Dated April 28, 2015

March 14, 2016
This supplement dated March 14, 2016 ("Supplement No. 2"), the supplement dated January 26, 2016 ("Supplement No. 1"), and the Prospectus dated April 28, 2015 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information dated April 28, 2015 has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling 1-800-400-MIDAS (6432).
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Upon further consideration of tax and other matters, the Board of Trustees of Midas Series Trust (the "Board") has determined not to proceed with the reorganization of Midas Magic ("Magic") with and into the Midas Fund, as described in Supplement No. 1.  Accordingly, Magic will continue to operate as a separate series of Midas Series Trust.  Additionally, the Board approved a reduction of the 12b-1 fee that Magic pays its distributor as compensation for distribution and shareholder services from 1.00% to 0.25% per annum of Magic's average daily net assets, effective as of the effective date of the next annual update to the prospectus of the Midas Series Trust.

For more information about Midas Series Trust, please review the prospectus located at www.midasfunds.com or call 1-800-400-MIDAS (6432) for a prospectus.

Please keep this Supplement No. 2 with your records.